UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

1270 Hillcrest Avenue,                        Pasadena, CA 91106

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-484-5744

Date of fiscal year end:

3/31

Date of reporting period: 3/31/11

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

PFW WATER FUND

THE MONTECITO FUND

ANNUAL REPORT

MARCH 31, 2011

PFW Water Fund

Dear Fellow Shareholders of PFW Water Fund,

The twelve month period ending March 31, 2011 saw slow but steady recovery of the US economy.  The housing and real estate development sectors of the economy have continued to lag as foreclosures continue to glut the market.  It is likely that the housing and construction markets will begin to participate in the broader recovery later in the year.  State and municipal infrastructure projects benefiting from the federal stimulus money were first directed toward transportation projects, but now, water-related projects that required longer lead times and environmental approvals are expected to gain momentum.

Global water problems continue to magnify the lack of clean water for domestic, industrial and agriculture needs.   With ever-increasing clean water standards, a significant rise in ground water contamination and deteriorating infrastructure, the demand for water-related products and services continues to expand.  Because there is a fixed amount of fresh water, and no substitute for water - the water industry is increasingly shifting from construction to environmental and technology-oriented solutions which presents rapid growth sectors for investment in the Santa Barbara PFW Water Fund (the “Fund”).

Last year on July 1, 2010, Ben Murillo Jr. was hired to manage the fund. With 40 years of experience managing public equity mutual funds, pension funds and private hedge fund portfolios,  he has responsibility for all aspects of managing the fund’s portfolio.  He has materially changed both the structure and number of holdings in the fund.  For the fiscal year-ended March 31, 2010, the fund had an annual rate of return of 5.9%; however since July 1, 2010 the fund had a total return of 21.7 % for the nine-month period that Ben Murillo has been managing the fund. Strong earnings reports for several of our largest holdings contributed to the performance in the second half of 2010, led by holdings in Water Remediation, Construction and Water Holdings.

Water Investing has only been recognized as a separate category for a little over three years and there is no standard benchmark against which to measure results. The fund is limited by prospectus to focus primarily on US companies that derive a majority of their earnings or revenue from water related activities.

We anticipate an increasing long-term demand for water related products and services.  We expect to see demand increase as the industry becomes more technology and service oriented, as the lack of clean water results in more high technology treatment of wastewater, more ground water recharge as the aquifers are being depleted and from a growing demand for desalination of sea water to meet demands in geographic areas void of sufficient natural usable water supplies.

We believe participation in the water industry is a long-term investment area that will continue to expand as world population and living standards grow, each increasing the demand for clean water.

Ben Murillo Jr.

Senior Portfolio Manager

The Montecito Fund

Dear Fellow Shareholders of The Montecito Fund,

It has been over five years since we took over the portfolio management of the Montecito Fund (the “Fund”) on November 1, 2005 with the net asset value per share being $10.09.  There have been $2.31 in distributions since November 1, 2005 and the net asset value per share was $10.59 as of March 31, 2011. This has resulted in a total positive rate of return of $2.81 per share or 27.86% over the just completed 5 years plus of our direction of the portfolio.  As of the end of March the portfolio was invested 44.20% in equities, 36.73% in Real Estate and Asset Based related securities, 15.01% in Fixed Income and held 4.06% in Cash.  The benchmark selected for our fund that has been selected is a blend of 60% the Standard and Poor’s 500 and 40% the Barclay’s Aggregate Bond Index.  From November 1, 2005 until March 31, 2011 that index showed a cumulative rate of return of 30.26% and an Average Annual Return of 5.00%.  During that same time frame our fund at Net Asset Value showed a cumulative rate of return of 31.81% and an Average Annual Return of 5.23%.

The last year has been a great year as the economy showed signs of recovery.  We are pleased to report the performance numbers above and gratified that according to Lipper rankings through the end of the fiscal year we are in the top quartile of all funds in our category on a trailing one year, three year and five year basis.

The past year has seen improvements in the economy as corporations have refinanced at historically low interest rates, solidified their balance sheets and reported better than expected earnings.   We are pleased with our portfolio companies’ ability to capitalize on this trend.  The momentum of improvement has been able to withstand the extraordinary international events that have occurred with the disasters in Japan of earthquake, tsunami, and nuclear meltdown, and the rebellions against oppressive regimes that have occurred in Tunisia, Egypt, Yemen, Libya and now Syria.

We are encouraged that the conversation in Washington has turned from stimulus to fiscal responsibility and cutting of deficit spending.  While it is our opinion that our government is at an unsustainably large percentage of GDP presently, we feel that dealing with the difficult questions of deficits and entitlements are no longer untouchable and great progress should and can be made in the next few years.  As progress is made, it will lead to a renewed confidence in our country.

There are additional positives that have started to emerge as well.  The fact that in many places houses are selling below replacement cost and at or below rent equivalency at the same time that more jobs are being created should lead to the bottom in residential real estate sector.  There is still inventory to work off, and many who were foreclosed on we are told must wait three years to qualify for a new FHA loan to purchase again.  However, the building blocks to stabilization are in place.

While energy and food prices have increased in the past year, there has not been an increase in core inflation and any market pressures for long term interest rates to rise yet.  In fact, the Federal Reserve has used many tools to keep interest rates as low as possible to facilitate the strengthening of private balance sheets.  This liquidity in the financial markets has led people to buy financial assets and is the primary driver to the increase in stock market valuations, and the performance of the fund last year.  We see an end to these Quantitative easing programs in the coming year and a gradual return to a normalized interest rate environment.  As the current low interest rates are unattractive and rising interest rates is a poor environment for long-term bonds, our exposure to US Debt has been minimized in the portfolio.

Our exposure to the equity markets has been slightly reduced over the past year.  This has primarily been due to the increase in the valuations of equities in general.  While we are not calling for a market correction, we note that our research has fewer companies showing as attractive to purchase.  We are currently focused on companies that provide essential services, have international exposure, or have predictable and sustainable cash flows that are attractively valued.

As you know, the Fund has exposure to three main asset classes – Equities, Fixed Income, and Real Estate and Asset Based securities.  All three of those categories must have between 15% and 50% of the Fund’s assets allocated to them.  The Real Estate and Asset Based allocation of the Fund has increased over the last year as natural resources became a bigger portion of the mix.  We believe that the demand for core commodities will continue, especially from the developing economies.  As it does, there could be higher valuations for these commodities and the companies that produce them in dollar terms.

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial independence.  Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based.  Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term.

Thank you for your continued confidence and the opportunity to manage the fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome and encourage your comments as well.

Blake Todd

Portfolio Manager

PFW Water Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2011

				Annualized
		5 Years	10 Years	Since
	1 Year	Annualized	Annualized	Inception*
PFW Water Fund: (1)
Class A Shares:
Without Sales Charge	5.90%	1.13%	2.91%	9.49%
With Sales Charge (2)	(0.19%)	(0.06%)	2.31%	8.97%
Class C Shares:
Without Sales Charge	5.11%	0.18%	1.79%	7.63%
With Sales Charge (3)	4.12%	0.18%	1.79%	7.63%
Class I Shares	N/A	N/A	N/A	18.99%
S&P 500 (4)	15.65%	2.62%	3.29%	5.94%

(1) Effective 6/1/07, the strategy of the PFW Water Fund (formerly Bender Growth Fund) changed and the Sub-Adviser was terminated, and the Adviser assumed portfolio management responsibilities.

(2) Adjusted for initial maximum sales charge of 5.75%.

(3) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998 is 4.22%. The total return since inception as of June 10, 2010 is 23.95%.

*Class C commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998. Class I commenced operations on June, 10, 2010.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total operating expenses are 1.50% for Class A, 2.25% for Class C, and 1.25% for Class I.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

PFW Water Fund

Investment Performance For Periods Ended March 31, 2011

(1)

Performance figure shown here is representative of the period from December 10, 1996 through March 31, 2011.

(2)

Commenced operations October 1, 1998.

(3)

Commenced operations December 10, 1996.

  *

Adjusted for initial maximum sales charge of 5.75%.

 **

Adjusted for contingent deferred sales charge of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
Glacier Water Services, Inc.- Preferred, 9.0625%	6.20%	Environmental Control	20.91%
Heckman Corporation	5.99%	Industrial Measurement	13.39%
Met-Pro Corporation	5.25%	Beverages	12.19%
J.G. Boswell Company	5.19%	Water Supply	9.27%
Mueller Water Products, Inc.	5.08%	Engineering & Construction	7.89%
Gorman-Rupp Co.	4.97%	Short-Term Investments	7.70%
Badger Meter, Inc.	4.68%	Machinery-Diversified	7.40%
Itron, Inc.	4.62%	Crop Preparation Services	5.19%
Layne Christensen Company	4.35%	Metal Fabricate	5.09%
Nalco Holding Co.	4.30%	Mining	3.03%
		Telecommunications	1.96%
		Semiconductors	1.44%
		Agriculture	1.32%
		Other Assets Less Liabilities	3.22%
		Net Assets	100.00%
_______________ *As of March 31, 2011. Top ten holdings exclude short-term investments.

The Montecito Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2011

			Annualized
		5 Years	Since
	1 Year	Annualized	Inception*
The Montecito Fund: (1)
Without Sales Charge	16.43%	4.18%	3.40%
With Sales Charge (2)	9.73%	2.95%	2.72%
S&P 500	15.65%	2.62%	4.11%
60% S&P 500/40% Barclays Capital Aggregate Bond	10.90%	3.99%	4.66%

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio

      Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

*  The Montecito Fund commenced operations on April 15, 2002

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Barclays Capital Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total annual operating expenses are 1.19%.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Montecito Fund

Investment Performance For Periods Ended March 31, 2011

(1)

Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2011.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
McDonalds Corporation	5.29%	Common Stock	43.09%
Greenhill & Co., Inc.	4.57%	Real Estate Investment Trusts	31.80%
CommonWealth REIT –Conv Preferred, 6.50%	4.50%	Short-Term Investments	7.07%
Monmouth Real Estate Invest Corp. – Cl. A	4.28%	Preferred Stock	6.41%
General Electric Company	4.18%	Sovereign Bonds	6.34%
Digital Realty Trust, Inc.	4.04%	Corporate Bonds	5.03%
Qualcomm Incorporated	3.81%	Mortgage Backed Security	0.88%
El Paso Energy Capital Trust I –	3.75%	Liabilities In Excess of Other Assets	(0.62%)
Conv Preferred, 4.75%		Net Assets	100.00%
Australia Government Bond, 4.75%, due 6/15/16	3.52%
Entertainment Properties Trust –	3.51%
Conv Preferred, 5.75%

___________

*As of March 31, 2011.  Top ten holdings exclude short-term investments.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS		March 31, 2011
Shares	Security	Fair Value
	COMMON STOCK - 82.88%
	AGRICULTURE - 1.32%
17,200	Cadiz, Inc. *	$ 209,668

	BEVERAGES - 5.99%
145,000	Heckmann Corp. *	949,750

	CROP PREPARATION SERVICES - 5.19%
1,005	JG Boswell Co.	824,100

	ENGINEERING & CONSTRUCTION - 7.89%
21,000	Insituform Technologies, Inc. - Cl. A *	561,750
20,000	Layne Christensen Co. *	690,000
		1,251,750
	ENVIRONMENTAL CONTROL - 20.91%
30,000	Calgon Carbon Corp. *	476,400
64,000	Duoyuan Global Water, Inc. - ADR *	385,920
95,000	Energy Recovery, Inc. *	302,100
100,000	Hyflux Ltd.	171,000
70,000	Met-Pro Corp.	833,000
25,000	Nalco Holding Co.	682,750
40,000	Tri-Tech Holding, Inc. *	466,800
		3,317,970
	INDUSTRIAL MEASUREMENT - 13.39%
18,000	Badger Meter, Inc.	741,780
13,000	Itron, Inc. *	733,720
17,000	Watts Water Technologies, Inc.	649,230
		2,124,730
	MACHINERY - DIVERSIFIED - 7.40%
3,000	Flowserve Corp.	386,400
20,000	Gorman-Rupp Co.	787,800
		1,174,200
	METAL FABRICATE / HARDWARE - 5.09%
180,000	Mueller Water Products, Inc. - Cl. A	806,400

	MINING - 3.03%
8,000	Molycorp, Inc. *	480,160

	SEMICONDUCTORS - 1.44%
30,000	O2Micro International Ltd. *	228,000

	TELECOMMUNICATIONS - 1.96%
6,000	American Tower Corp. - Cl. A *	310,920

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2011
Shares	Security	Fair Value
	WATER - 9.27%
23,000	American Water Works Co., Inc.	$ 645,150
6,000	Cia de Saneamento Basico do Estado de Sao Paulo - ADR	352,440
7,000	SJW Corp.	162,050
10,000	Veolia Environment SA - ADR	311,700
		1,471,340

	TOTAL COMMON STOCK	13,148,988
	( Cost - $10,983,530)

	PREFERRED STOCK - 6.20%
	BEVERAGES - 6.20%
39,500	Glacier Water Trust I, Inc., 9.0625%	983,550
	TOTAL PREFERRED STOCK
	( Cost - $932,690)

	SHORT-TERM INVESTMENTS - 7.70%
1,221,928	Dreyfus Institutional Reserve Money Fund-
	Premier Shares, 0.00% (a)	1,221,928
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $1,221,928)

	TOTAL INVESTMENTS - 96.78%
	( Cost - $13,138,148)	15,354,466
	OTHER ASSETS LESS LIABILITIES - 3.22%	510,991
	NET ASSETS - 100.00%	$ 15,865,457

* Non-Income producing security.
ADR - American Depositary Receipt
(a) Money market fund; interest rate reflects the seven-day effective yield on March 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS		March 31, 2011
Shares	Security	Fair Value
	COMMON STOCK - 43.09%
	BEVERAGES - 2.31%
5,000	Coca-Cola Co.	$ 331,750

	CONGLOMERATES - 4.18%
30,000	General Electric Co.	601,500

	CONSUMER PRODUCTS - 1.36%
3,000	Kimberly-Clark Corp.	195,810

	FOOD - 2.30%
10,000	Campbell Soup Co.	331,100

	INVESTMENT COMPANIES - 2.01%
30,000	NGP Capital Resources Co.	289,200

	INVESTMENT MANAGEMENT - 4.58%
10,000	Greenhill & Co., Inc.	657,900

	MEDICAL - 3.41%
10,000	Abbott Laboratories	490,500

	OIL & GAS - 4.64%
2,500	Chevron Corp.	268,575
5,000	ConocoPhillips	399,300
		667,875
	PHARMACEUTICALS - 3.49%
10,000	Teva Pharmaceutical Industries Ltd. - ADR	501,700

	RETAIL - RESTAURANTS - 5.29%
10,000	McDonald's Corp.	760,900

	TELECOMMUNICATIONS - 6.49%
10,000	Qualcomm, Inc.	548,300
10,000	Verizon Communications, Inc.	385,400
		933,700
	WATER - 3.03%
40,000	Consolidated Water Co. Ltd.	436,000

	TOTAL COMMON STOCK	6,197,935
	( Cost - $5,431,337)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2011
Shares	Security	Fair Value
	PREFERRED STOCK - 6.41%
	BANKS - 2.66%
20,000	Bank of America Corp., 4.00%	$ 382,598

	PIPELINES - 3.75%
12,200	El Paso Energy Capital Trust I, 4.75%	539,850

	TOTAL PREFERRED STOCK	922,448
	( Cost - $740,812)

	REAL ESTATE INVESTMENT TRUSTS - 31.80%
	APARTMENTS - 3.92%
4,800	Apartment Investment & Management Co. - Preferred, 8.00%	120,480
17,700	Apartment Investment & Management Co. - Cl. A - Preferred, 7.75%	442,978
		563,458
	DIVERSIFIED - 15.90%
10,000	Digital Realty Trust, Inc.	581,400
25,000	Entertainment Properties Trust - Convertible Preferred, 5.75%	504,750
35,000	Investors Real Estate Trust	332,500
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	431,169
10,000	Plum Creek Timber Co., Inc.	436,100
		2,285,919
	HEALTH CARE - 3.20%
20,000	Senior Housing Properties Trust	460,800

	OFFICE PROPERTY - 4.50%
30,000	CommonWealth REIT - Convertible Preferred, 6.50%, Series D	647,700

	WAREHOUSE - 4.28%
75,000	Monmouth Real Estate Investment Corp. - Cl. A	615,750

	TOTAL REAL ESTATE INVESTMENTS TRUSTS	4,573,627
	( Cost - $3,889,824)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2011
Principal Amount	Security	Fair Value
	MORTGAGE BACKED SECURITIES - 0.88%
$ 123,037	Freddie Mac REMICS, 5.75%, Due 7/15/2035	$ 126,458
	( Cost - $123,282)

	CORPORATE BONDS - 5.03%
	SEMICONDUCTORS - 3.42%
476,000	Intel Corp. - Convertible, 2.95%, Due 12/15/2035	491,827

	SOFTWARE - 1.61%
250,000	Microsoft Corp., 3.00%, Due 10/1/2020	231,410

	TOTAL CORPORATE BONDS	723,237
	( Cost - $719,105)

	SOVEREIGN BONDS - 6.34%
500,000	Australia Government Bond, 4.75%, Due 6/15/2016	505,684
400,000	Canadian Government Bond, 2.00%, Due 12/1/2014	405,781
	TOTAL SOVEREIGN BONDS	911,465
	( Cost - $882,252)

Shares	SHORT-TERM INVESTMENTS - 7.07%
1,016,557	Dreyfus Institutional Reserve Money Fund -
	Premier Shares, 0.00% (a)	1,016,557
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $1,016,557)

	TOTAL INVESTMENTS - 100.62%
	( Cost - $12,803,169)	14,471,727
	LIABILITIES IN EXCESS OF CASH &
	OTHER ASSETS - (0.62%)	(89,076)
	NET ASSETS - 100.00%	$ 14,382,651

REMIC - Real Estate Mortgage Investment Conduit
(a) Money market fund; interest rate reflects the seven-day effective yield on March 31, 2011.
ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES		March 31, 2011

	PFW	The Montecito
	Water Fund	Fund
Assets:
Investments in Securities at Fair Value
(Identified cost $13,138,148 and $12,803,169,
respectively) (Note 2)	$ 15,354,466	$ 14,471,727
Foreign Currency at Fair Value (Cost $1,696 and $3,917,	1,916	4,118
respectively)
Receivables:
Securities Sold	608,304	1,393,129
Capital Stock Sold	-	38,900
Dividends and Interest	16,152	60,787
Total Assets	15,980,838	15,968,661

Liabilities:
Payable for Securities Purchased	77,805	1,566,438
Accrued Distribution Fees (Note 5)	23,444	8,493
Due to Advisor (Note 3)	4,177	3,586
Other Accrued Expenses and Liabilities	9,955	7,493
Total Liabilities	115,381	1,586,010

Net Assets	$ 15,865,457	$ 14,382,651

Class A Shares and The Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 408,358 and 1,358,148 shares
outstanding, respectively)	$ 11,885,263	$ 14,382,651

Net Asset Value and Redemption Price Per Class A Share
	( $11,885,263/408,358 shares and $14,382,651/1,358,148 shares,
respectively)	$ 29.11	$ 10.59

Offering Price Per Share ($29.11/0.9425 and
10.59/0.9425, respectively)	$ 30.89	$ 11.24

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)		March 31, 2011

	PFW	The Montecito
	Water Fund	Fund
Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 145,669 shares outstanding)	$ 3,971,683

Net Asset Value and Offering Price Per Class C Share
($3,971,683/145,669 shares)	$ 27.27

Redemption Price Per Share ($27.27 X 0.99)*	$ 27.00

Class I Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 293 shares outstanding)	$ 8,511

Net Asset Value, Offering and Redemption Price Per
Class I Shares ($8,511/293 shares)	$ 29.09

Composition of Net Assets:
At March 31, 2011, Net Assets consisted of:
Paid-in-Capital	$ 23,504,623	$ 14,276,838
Undistributed Net Investment Income	2,177	-
Accumulated Net Realized Loss From
Security Transactions	(9,857,881)	(1,563,316)
Net Unrealized Appreciation on Investments
and Foreign Currency Translations	2,216,538	1,669,129
Net Assets	$ 15,865,457	$ 14,382,651

* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS	For the Year Ended March 31, 2011

	PFW	The Montecito
	Water Fund	Fund
Investment Income:
Dividend Income (net of $10,240 and $693 foreign taxes, respectively)	$ 381,508	$ 413,880
Interest Income	22	61,784
Total Investment Income	381,530	475,664

Expenses (Notes 3 and 5):
Investment Advisory Fees	89,963	37,175
Service Fees	134,944	79,307
Distribution Fees-Class A	35,380	30,980
Distribution Fees-Class C	38,360	-
Total Expenses	298,647	147,462
Net Investment Income	82,883	328,202

Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions (Note 4):
Net Realized Gains (Losses) From Security and Foreign
Currency Transactions	(3,377,989)	831,462
Net Change in Net Unrealized Appreciation
on Investments and Foreign Currency Translations	3,569,585	804,465
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions (Note 4)	191,596	1,635,927

Net Increase in Net Assets
Resulting From Operations	$ 274,479	$ 1,964,129

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
Operations:
Net Investment Income	$ 82,883	$ 60,387
Net Realized Gain (Loss) From Security and
Foreign Currency Translations	(3,377,989)	694,643
Net Change in Unrealized Appreciation
on Investments and Foreign Currency Translations	3,569,585	5,573,491
Net Increase in Net Assets
Resulting From Operations	274,479	6,328,521

Distributions to Shareholders From:
Net Investment Income
Class A ($0.20 and $0.13 per share, respectively)	(90,652)	(82,876)
Class C ($0.04 and $0.00 per share, respectively)	(5,858)	-
Class I ($0.29 and $0.00 per share, respectively)	(58)	-
	(96,568)	(82,876)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(55,136 and 228,027 shares, respectively)	1,502,384	5,347,014
Reinvestment of Dividends
(2,872 and 3,019 shares, respectively)	83,039	79,459
Cost of Shares Redeemed
(319,900 and 76,126 shares, respectively)	(8,269,327)	(1,911,908)
Total Class A Transactions	(6,683,904)	3,514,565

Class C
Proceeds from Shares Issued
(28,715 and 55,767 shares, respectively)	723,675	1,309,012
Reinvestment of Dividends (201 and 0 shares, respectively)	5,442	-
Cost of Shares Redeemed
(39,468 and 29,590 shares, respectively)	(976,804)	(703,201)
Total Class C Transactions	(247,687)	605,811

Class I:
Proceeds from Shares Issued
(291 and 0 shares, respectively)	7,500	-
Reinvestment of Dividends (2 and 0 shares, respectively)	58	-
Cost of Shares Redeemed
(0 and 0 shares, respectively)	-	-
Total Class I Transactions	7,558	-
Net Increase (Decrease) in Net Assets From
Capital Share Transactions	(6,924,033)	4,120,376

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Total Increase (Decrease) in Net Assets	$ (6,746,122)	$ 10,366,021

Net Assets:
Beginning of Year	22,611,579	12,245,558
End of Year*	$ 15,865,457	$ 22,611,579

*Includes accumulated undistributed
net investment income of:	$ 2,177	$ 15,876

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Operations:
Net Investment Income	$ 328,202	$ 377,561
Net Realized Gain (Loss) From Security Transactions	831,462	(1,029,751)
Net Change in Unrealized Appreciation on Investments	804,465	4,411,260
Net Increase in Net Assets
Resulting From Operations	1,964,129	3,759,070

Distributions to Shareholders From:
Net Investment Income ($0.24 and $0.27
per share, respectively)	(303,254)	(337,812)

Capital Share Transactions:
Proceeds from Shares Issued
(189,542 and 49,152 shares, respectively)	1,840,646	406,960
Reinvestment of Dividends
(27,022 and 38,157 shares, respectively)	254,377	295,350
Cost of Shares Redeemed
(91,765 and 98,912 shares, respectively)	(879,960)	(820,865)

Net Increase (Decrease) in Net Assets From
Capital Share Transactions	1,215,063	(118,555)

Total Increase in Net Assets	2,875,938	3,302,703

Net Assets:
Beginning of Year	11,506,713	8,204,010
End of Year*	$ 14,382,651	$ 11,506,713

*Includes accumulated undistributed
net investment income of:	$ -	$ -

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

		PFW Water Fund- Class A Shares

	For the Year Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value,
Beginning of Year	$ 27.68	$ 19.20	$ 27.42	$ 26.43	$ 27.92

Income (Loss) From Operations:
Net investment income (loss)	0.17	0.11	0.10	0.18	(0.45)
Net gain (loss) from securities
(both realized and unrealized)	1.46	8.50	(8.26)	0.81	(1.04)
Total from operations	1.63	8.61	(8.16)	0.99	(1.49)

Distributions to shareholders from
net investment income	(0.20)	(0.13)	(0.06)	-	-

Net Asset Value,
End of Year	$ 29.11	$ 27.68	$ 19.20	$ 27.42	$ 26.43

Total Return (b)	5.90%	44.86%	(29.79)%	3.75%	(5.34)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 11,885	$ 18,552	$ 9,896	$ 10,882	$ 1,815
Ratio of expenses
to average net assets	1.50%	1.50%	1.50%	1.54%	1.86%
Ratio of net investment income
(loss) to average net assets	0.63%	0.45%	0.43%	0.65%	(1.78)%
Portfolio turnover rate	55%	17%	47%	112%	14%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares

	For the Year Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value,
Beginning of Year	$ 25.98	$ 18.07	$ 25.92	$ 25.25	$ 27.07

Income (Loss) From Operations:
Net investment loss	(0.04)	(0.06)	(0.08)	(0.15)	(0.78)
Net gain (loss) from securities
(both realized and unrealized)	1.36	7.97	(7.77)	0.82	(1.04)
Total from operations	1.32	7.91	(7.85)	0.67	(1.82)

Distributions to shareholders from
net investment income	(0.04)	-	-	-	-

Net Asset Value,
End of Year	$ 27.27	$ 25.98	$ 18.07	$ 25.92	$ 25.25

Total Return (b)	5.11%	43.77%	(30.29)%	2.65%	(6.72)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 3,972	$ 4,059	$ 2,350	$ 3,617	$ 4,800
Ratio of expenses
to average net assets	2.25%	2.25%	2.25%	2.70%	3.31%
Ratio of net investment income (loss)
to average net assets	(0.15)%	(0.27)%	(0.35)%	(0.57)%	(3.22)%
Portfolio turnover rate	55%	17%	47%	112%	14%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	PFW Water Fund- Class I Shares

	Period Ended
	March 31,
	2011 (c)

Net Asset Value,
Beginning of Period	$ 24.69

Income From Operations:
Net investment income	0.14
Net gain from securities
(both realized and unrealized)	4.55
Total from operations	4.69

Distributions to shareholders from
net investment income	(0.29)

Net Asset Value,
End of Period	$ 29.09

Total Return (b)	18.99%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 9
Ratio of expenses
to average net assets	1.25%	(d)
Ratio of net investment income (loss)
to average net assets	0.63%	(d)
Portfolio turnover rate	55%	(d)

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for a period of less than one year are not annualized.
(c) Class I shares commenced operations on June 10, 2010.
(d) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	The Montecito Fund

	For the Year Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value,
Beginning of Year	$ 9.33	$ 6.59	$ 10.32	$ 11.57	$ 10.74

Income (Loss) From Operations:
Net investment income	0.26	0.30	0.23	0.38	0.26
Net gain (loss) from securities
(both realized and unrealized)	1.24	2.71	(3.69)	(0.67)	1.05
Total from operations	1.50	3.01	(3.46)	(0.29)	1.31

Distributions to shareholders from
Net investment income	(0.24)	(0.27)	(0.27)	(0.38)	(0.25)
Net realized capital gains	-	-	-	(0.51)	(0.23)
Return of capital	-	-	-	(0.07)	-
Total distributions	(0.24)	(0.27)	(0.27)	(0.96)	(0.48)

Net Asset Value,
End of Year	$ 10.59	$ 9.33	$ 6.59	$ 10.32	$ 11.57

Total Return (b)	16.43%	46.58%	(34.08)%	(2.88)%	12.33%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 14,383	$ 11,507	$ 8,204	$ 12,697	$ 11,987
Ratio of expenses
to average net assets	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c)	2.65%	3.69%	2.74%	3.33%	2.42%
Portfolio turnover rate	75%	84%	58%	71%	33%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS                                                                                                                                                                                                                             March 31, 2011

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the PFW Water Fund and The Montecito Fund (collectively the “Funds”).   The PFW Water Fund offers three classes of shares, Class A, Class C and Class I.  Class A shares commenced operations on October 1, 1998; Class C shares commenced operations on December 10, 1996; Class I shares commenced operations on June 10, 2010.  Class A shares are sold with a front-end sales charge of 5.75%.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge of 5.75%.   The investment objective of each Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Equity securities, including common and preferred stocks and real estate investment trusts, which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation are valued at the most recent bid price.  To the extent these securities are actively traded and valuation adjustments are not applied they are categorized as Level 1 of the fair value hierarchy described below.  When an equity security is valued by an independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized as Level 2.

Fixed income securities such as U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as Level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and other reference data.  These securities would be categorized as Level 2 securities.  The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data.  Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions.

Mortgage-backed securities are categorized in Level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

Money market funds are valued at their net asset value of $1.00 per share and are all categorized as Level 1.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor ("Fair Value" Pricing), subject to review by the Board of Directors (the Board).  Some of the general factors that the adviser considers in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold.  These securities would be categorized as Level 3.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value and would be categorized as Level 2.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2011 for the Fund’s assets measured at fair value:

PFW Water Fund:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 13,148,988	$ -	$ -	$ 13,148,988
Preferred Stock	-	$ 983,550		983,550
Short-Term Investments	1,221,928	-	-	1,221,928
Total	$ 14,370,916	$ 983,550	$ -	$ 15,354,466

  The Fund did not hold any Level 3 securities during the period. There were no significant transfers into or out of Level 1 and 2 during the year.  It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The Montecito Fund:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 6,197,935	$ -	$ -	$ 6,197,935
Preferred Stock	922,448	-	-	922,448
REITS	4,573,627	-	-	4,573,627
Sovereign Bonds	-	911,465	-	911,465
Mortgage Backed Securities	-	126,458	-	126,458
Corporate Bonds	-	723,237	-	723,237
Short-Term Investments	1,016,557	-	-	1,016,557
Total	$ 12,710,567	$ 1,761,160	$ -	$ 14,471,727

 The Fund did not hold any Level 3 securities during the period. There were no significant transfers into or out of Level 1 and 2 during the year.  It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

For a detailed listing of industries, see Schedule of Investments.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method,   which

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

approximates the effective interest method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after  the end  of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.     Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

As of and during the year ended March 31, 2011, the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2008.  The Funds identify their major tax jurisdictions as U.S. Federal and California state.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually and are recorded on the ex-dividend date.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing PFW Water Fund’s Class A shares or The Montecito Fund’s shares. The PFW Water Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent, deferred sales charge equal to one percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with GAAP.  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Funds by Hillcrest Wells Advisors, LLC (the “Fund Manager” or “Advisor”).  Under the terms of the investment advisory agreements (the “Advisor Agreements”), the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board.  Under the Advisory Agreements, the Fund Manager receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the PFW Water Fund and the Fund Manager receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of The Montecito Fund.  For the year ended March 31, 2011, advisory fees of $89,963 and $37,175 were paid from the PFW Water Fund and The Montecito Fund, respectively.

The Company and the Fund Manager have entered into a distribution agreement with Capital Research Brokerage Services, LLC to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinates their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Fund Manager pays the distributor an annual fee of $8,400, such fee to be paid in equal monthly installments of $700 on the last day of each month.  For the year ended March 31, 2011, the Distributor received approximately $16,784 in commissions from the sale of Fund shares.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

Under the terms of an Operating Service Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Funds. Under the terms of the Operating Service Agreement, the PFW

Water Fund and Montecito Fund pay the Fund Manager a monthly fee calculated at the annual rate of 0.75% and 0.64%, respectively, of average daily net assets.

For the year ended March 31, 2011, service fees of $134,944 and $79,307 were paid from the PFW Water Fund and The Montecito Fund, respectively.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly,  based on a percentage of average daily net assets,  subject to certain minimums.  The Company and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a monthly fee based upon an annual percentage rate of a Fund’s assets, subject to certain minimums, plus certain transactional charges.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager is responsible for paying the custody fees to GFS and The Bank of New York.

Pursuant to a service agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.   Under the terms of such agreement, NLCS is paid an annual fee, payable  quarterly, and is reimbursed for out-of-pocket expenses.  Pursuant to the terms of the Operating Service Agreement, NLCS is paid by the Fund Manager.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Pursuant to the terms of the Operating Service Agreement, GemCom is paid by the Fund Manager.

Certain officers and/or directors of the Fund Manager, GFS and NLCS are also officers/directors of the Company.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

4.

INVESTMENT TRANSACTIONS

The cost of securities purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2011 were as follows:

	Purchases	Sales
PFW Water Fund	$9,031,670	$16,340,115
The Montecito Fund	10,421,478	8,906,559

As of March 31, 2011, the tax cost and net unrealized appreciation/(depreciation) on investment securities for federal income tax purposes were as follows:

5.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The PFW Water Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to pay broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.  For the year ended March 31, 2011, distribution fees of $35,380 and $38,360 were paid for the PFW Water Fund Class A and Class C shares, respectively and $30,980 was paid for The Montecito Fund shares.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENT OF CAPITAL

The tax character of distributions for the year ended March 31, 2011 was as follows:

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

The tax character of distributions for the year ended March 31, 2010 was as follows:

As of March 31, 2011, the components of distributable earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Foreign currency and capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such losses as follows:

At March 31, 2011, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on March 31 of the years indicated below:

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                         March 31, 2011

Permanent book and tax differences are primarily attributable to net operating losses; differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss); partnership and return of capital distributions adjustments and capital loss carry forwards expiring March 31, 2011, resulted in reclassification for the year ended March 31, 2011 as follows:

7.

NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) “Improving Disclosures about Fair Value Measurements.”  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

8.

 SUBSEQUENT EVENTS

On May 27, 2011, the Board of Directors approved an Agreement and Plan of Reorganization with respect to the Montecito Fund. If the Agreement and Plan of Reorganization is approved by shareholders, the Montecito Fund will be reorganized as a series of a new trust called Northern Lights Fund Trust II.  The Board also approved a form of proxy statement to solicit shareholder approval of the reorganization.  It is anticipated that the reorganization will be completed on or about July 29, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

The Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Santa Barbara Group of Mutual Funds, Inc., comprising PFW Water Fund and The Montecito Fund (the “Funds”) as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Santa Barbara Group of Mutual Funds, Inc. as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 27, 2011

THE DIRECTORS AND OFFICERS

The following table provides information about each Director of The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), as defined by the Investment Company Act of 1940, as amended.  Unless otherwise noted, the address of each Director is 1270 Hillcrest Avenue, Pasadena, CA 91106.  The term of office for Directors is for the duration of the Company or until removal, resignation or retirement; officers are elected annually.

                                                                Interested Directors:

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Other Directorships
Richard Capalbo Age: 64	Director; President, Chief Financial Officer and Treasurer since January 2010.

President and Chief Executive Officer, (2009 – present), Hillcrest Wells Advisors, LLC (registered investment advisor), Richard Capalbo Enterprise Consulting (practice management consulting firm) (2006-present); The Quantum Group (practice management consulting firm) (1998-2006).

Other Directorships: None

1Richard J. Capalbo is an “interested person” as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with Hillcrest Wells Advisors, LLC.

                                                                  Non-Interested Directors:

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Other Directorships
Martha Harris Age: 74	Director since January 2010.	Stockbroker, Western International Securities (1996-2008); Stockbroker, Associated Securities (2008-July 2009). Other Directorships: None
Louis F. Moret Age: 65	Director since January 2010.

Retired.

Other Directorships:  Member, Board of Administration, CalPERS (2008-present); Member, Advisory Board, Lasair Capital LLC (investment adviser), (2007-present), Member, Los Angeles Fire and Pension Board (1997 -2008);

Robert K. Murray Age: 69	Director since January 2010.	Registered Representative, Cazenave, Inc. (broker-dealer) (1991-present).
Other Directorships: None

THE DIRECTORS AND OFFICERS (Continued)

                                                                    Principal Officers Who Are Not Directors:

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Other Directorships
Michael J. Wagner c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 60	Chief Compliance Officer since August 2006.

President of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002);

Other Directorships: Constellation Trust Company (2005- 2008).

James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer since March 2010.	Vice President (2004-present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC. Other Directorships: None
Rodney D. Hagenbuch 1270 Hillcrest Avenue Pasadena, CA 91106 Age: 74	Assistant Compliance Officer since March 2010.

Chief Compliance Officer, ( 2009 – present) Hillcrest Wells Advisors, LLC (registered investment advisor), Registered Principal,(January 2010-present), Benefit Funding Services, LLC,  Registered Principal,(January 2010-present), Second Street Securities LLC, Registered Rep, (January 2008 – November 2009), Stonnington Group, LLC, Managing Member, (May 2002-December 2007), ARQUE (formerly known as Quantum Leap Securities, LLC),Principal (1999-2007), Quantum Leap Institute, LLC, Principal (March 2005-December 2005), Stonnington Group, LLC

Other Directorships: None

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

FUND EXPENSES                                                                                                                                                                                                                                                                         March 31, 2011

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/10)	Ending Account Value (3/31/11)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/10-3/31/11)
PFW Water Fund
Actual:
Class A	$1,000.00	$ 1,058.99	1.50%	$ 7.70
Class C	1,000.00	1,051.15	2.25%	11.51
Class I	1,000.00	1,189.90	1.25%	4.20
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,017.45	1.50%	$ 7.54
Class C Class I	1,000.00 1,000.00	1,013.71 1,018.70	2.25% 1.25%	11.30 6.29

FUND EXPENSES (Continued)                                                                                                                                                                                                                                                     March 31, 2011

	Beginning Account Value (10/1/10)	Ending Account Value (3/31/11)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/10-3/31/11)
The Montecito Fund
Actual	$1,000.00	$1,164.30	1.19%	$6.42
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.19%	5.99

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

ADDITIONAL INFORMATION (Unaudited)

Approval of the Investment Advisory Agreement - Santa Barbara Group of Mutual Funds

In connection with the Special Board meeting held on July 10, 2009 (the “Meeting”), the Board, including the Independent Directors, discussed the approval of a Management Agreement (the “Agreement”) between the Santa Barbara Group of Funds and Hillcrest Wells Advisors, LLC (“Hillcrest” or the “Adviser”), on behalf of the Montecito Fund and the PFW Water Fund (the “Funds”).   The Board was advised by counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory contracts and the fact that in fulfilling their responsibilities to a fund and its shareholders, directors must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the funds.  The Board was also advised by counsel that they must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations. They also discussed the specific factors directors should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.  In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement.  These materials included information on the investment performance of the Advisor with respect to the existing accounts of the Adviser; plans for monitoring compliance with the Fund’s investment limitations; the organization, history and financial condition of the Adviser and the experience of the Adviser’s personnel.

In its consideration of the Agreement, the Board, including the Independent Directors, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.   Matters considered by the Board, including the Independent Directors, in connection with its approval of the Agreement include the following:

Nature, Extent and Quality of Services.  As to the nature, extent and quality of services to be provided by Hillcrest, the Directors considered the professional background of Hillcrest’s personnel, and the anticipated financial resources of Hillcrest.  The Board discussed the fact that the current portfolio managers of the Funds will continue in their respective roles.  The Board concluded that the services to be provided under the Advisory Agreement are consistent with the Board’s expectations.

Performance of the Adviser.  As to the performance of the Montecito Fund, the Directors noted that the Montecito Fund had underperformed its peer group and benchmark index, but concluded that the performance was reasonable in light of the market volatility and the diversification strategy of the Fund.  As for the performance of the PFW Water Fund, the Trustees noted that the Fund had outperformed its peer group and benchmark index on a 1, 5 and 10-year basis, and were very satisfied with the performance of the Fund.  It was the consensus of the Directors that, given the size of the Funds, a discussion of the economy’s scale was not relevant at this time.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fees, Expenses and Profitability. As to the cost of the services and the profit to be realized by Hillcrest, the Board discussed the peer group comparisons that had been provided at the May 2009 Board meeting, as well as proforma profit and lost estimates based on expected asset levels of the Funds.  The Directors also considered the fees to be paid to Hillcrest under the Operating Services Agreement.  Based on the proformas, the Directors concluded that excessive profitability was not a concern at this time.  It was the consensus of the Directors that the fees to be paid to Hillcrest were reasonable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the advisory fee structure is fair and reasonable, and unanimously approved the proposed Management Agreement.

PRIVACY POLICY

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

INVESTMENT ADVISOR

Hillcrest Wells Advisors, LLP

1270 Hillcrest Avenue

Pasadena, CA 91106

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

DISTRIBUTOR
Capital Research Brokerage Services, LLC

15 S. Raymond Avenue, Suite 200

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about PFW Water Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS PFW WATER FUND THE MONTECITO FUND ANNUAL REPORT MARCH 31, 2011

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors determined that the registrant does not have an audit committee financial expert.  It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 22,800

FY 2010

$ 21,465

(b)

Audit-Related Fees

FY 2011

$        0

FY 2010

$        0

Nature of the fees:

(c)

Tax Fees

FY 2011

$ 4,000

FY 2010

$ 4,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2011

$ 0

$ 0

FY 2010

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after May 28, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2011 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2011

$ 4,000

$ None

FY 2010

$ 4,000

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

/s/Richard Capalbo CEO/CFO

Date

6/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Richard Capalbo CEO/CFO

Date

6/3/11